                                                                    EXHIBIT 3.13

NOVEMBER 30, 1973



                                  CHARTER OF
                            EUGENIA COTTON CO., INC.

                               ----------------

     THE UNDERSIGNED natural person, having capacity to contract and acting as the incorporator of a corporation under the Tennessee General Corporation Act, adopts the following Charter for such corporation:

                                      I.

     The name of the corporation is Eugenia Cotton Co., Inc.

                                      II.

     The duration of the corporation is perpetual.

                                     III.

     The address of the principal office of the corporation in the State of Tennessee shall be Cotton Exchange Building, 65 Union Avenue, Memphis, Shelby County, Tennessee 38103.

                                      IV.

     The corporation is for profit.

                                      V.

     The purpose for which the corporation is organized is to engage in, carry out and conduct a business for the general merchandizing of cotton and other fibers; to buy, sell and generally deal in cotton and other fibers, both as principal and as agent for others; to deal in or with any materials, articles or things and to generally transact such business as is or may be incidental to or required in connection with any such business activities and generally to carry on any other business which can or may be advantageously pursued in conjunction with or incidental to any of the above purposes and to transact any lawful business for which corporations may be incorporated and to have and possess all powers vested in corporations for profit under the Tennessee General Corporation Act.









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NOVEMBER 30, 1973




                                      -2-

                                      VI.

     The maximum number of shares which the corporation shall have the authority to issue is ONE THOUSAND (1,000) with no par value.

                                     VII.

     The corporation will not commence business until consideration of ONE THOUSAND DOLLARS ($1,000.00) has been received for the issuance of the shares.

     DATED this 28th day of November, 1973.


                                                  /s/ ROY W. HENDRIX, JR.
                                                  --------------------------
                                                  Roy W. Hendrix, Jr.
                                                  Incorporator


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          I, JOE C. CARR, Secretary of State, do certify that this Charter, with certificate attached, the foregoing of which is a true copy, was this day registered and certified to by me.

          This the 30th day of November, 1973


                                                            JOE C. CARR,

                                                            SECRETARY OF STATE

                                                                FEE: $20.00
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                      ARTICLES OF AMENDMENT TO THE CHARTER

                                       OF

                           EUGENIA COTTON CO., INC.
--------------------------------------------------------------------------------

                         CHANGING THE PRINCIPAL OFFICE

     Pursuant to the provisions of Section 48-303 of the Tennessee General Corporation Act, the undersigned corporation adopts the following articles of amendment to its charter:

     1.   The name of the corporation is:

     Eugenia Cotton Co., Inc.

     2.   The amendment adopted is:

          The address of the principal office of the corporation

          in the State of Tennessee shall be:

          Street:  99 S. Second Street, Suite A

          City:  Memphis, Tennessee

          Zip Code:  38103

          County:  Shelby

     3.   The amendment was duly adopted (at a meeting) of the directors on

     December 26, 1984.

     4.   The amendment is to be effective when filed by the Secretary of

     State.


     Dated:  December 26, 1984


                                   EUGENIA COTTON CO., INC.
                                   ----------------------------
                                   Name of Corporation

                              By:  /s/
                                   ----------------------------
                                   Signature
                                       PRESIDENT
                                   ----------------------------
                                   Title






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                      ARTICLES OF AMENDMENT TO THE CHARTER


PURSUANT TO THE PROVISIONS OF SECTION 48-20-106 OF THE TENNESSEE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS CHARTER:

PLEASE MARK THE BLOCK THAT APPLIES:

[ ]  AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.
[ ]  AMENDMENT IS TO BE EFFECTIVE,   JULY        31,             1992
                                   -----------------------------------
                                   MONTH        DAY              YEAR

(NOT TO BE LATER THAN THE 90TH DAY AFTER THE DATE THIS DOCUMENT IS FILED.) IF NEITHER BLOCK IS CHECKED, THE AMENDMENT WILL BE EFFECTIVE AT THE TIME OF FILING.

1.   PLEASE INSERT THE NAME OF THE CORPORATION AS IT APPEARS ON RECORD:
     EUGENIA COTTON CO., INC.
     ------------------------------------------------------------------
     IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:
     CRESTFIELD COTTON COMPANY
     ------------------------------------------------------------------

2.   PLEASE INSERT ANY CHANGES THAT APPLY:
     A.   PRINCIPAL ADDRESS:
                              ------------------------------------------
                              STREET ADDRESS

          --------------------------------------------------------------
          CITY                STATE                             ZIP CODE


     B.   REGISTERED AGENT:   UNITED STATES CORPORATION COMPANY
                              ------------------------------------------

                              MaClellan Building, 3rd Floor
     C.   REGISTERED ADDRESS: 722 Chestnut Street
                              ------------------------------------------
                              STREET ADDRESS

          Chattanooga         TN         37402
          --------------------------------------------------------------
          CITY               STATE      ZIP CODE                  COUNTY

     D.   OTHER CHANGES:


3.   THE CORPORATION IS FOR PROFIT.

4. THE MANNER (IF NOT SET FORTH IN THE AMENDMENT) FOR IMPLEMENTATION OF ANY EXCHANGE, RECLASSIFICATION, OR CANCELLATION OF ISSUED SHARES IS AS
     FOLLOWS:

5.   THE AMENDMENT WAS DULY ADOPTED ON JULY   31, 1992 BY:
                                       ------------------
                                       MONTH  DAY  YEAR

     (NOTE: PLEASE MARK THE BLOCK THAT APPLIES)

[ ] - THE INCORPORATORS

[X] - THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL, AS SUCH IS NOT
      REQUIRED.

[ ] - THE SHAREHOLDERS.

  Secretary                   /s/ M. KENNETH DOSS
-------------------------     -------------------------
SIGNER'S CAPACITY             SIGNATURE


                              M. Kenneth Doss
                              -------------------------
                              NAME OF SIGNER (TYPED OR PRINTED)